Exhibit 10.6

独家购买权协议

Exclusive Option Agreement

本独家购买权协议(下称“本协议”)由以下各方于2020年3月30日在中华人民共和国(下称“中国”) 厦门签订：

This Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of March 30, 2020, in Xiamen, the People’s Republic of China (“China” or “PRC”):

(1)	合利恒文化有限公司，一家依据中国法律设立并存续的外商独资企业，注册地址为中国(福建)自由贸易试验区厦门片区象屿路93号厦门国际航运中心C栋4层431单元B之五 (“股份购买权人”)。

Heliheng Culture Co., Ltd., a wholly foreign-owned enterprise organized and existing under the laws of the PRC, with its legal address at Room 5, 431B, Building C, Xiamen International Shipping Center, No.93 Xiangyu Road, China (Fujian) Pilot Free Trade Zone, Xiamen (“Optionee”);

(2)	黄卓勤，一位中国公民，其身份证号码：[*]；

Zhuoqin Huang, a PRC citizen with Identification No.: [*];

(3)	林伟毅，一位中国公民，其身份证号码：[*]；

Weiyi Lin, a PRC citizen with Identification No.: [*];

(4)	张荣娣，一位中国公民，其身份证号码：[*]；

Rongdi Zhang, a PRC citizen with Identification No.: [*];

(5)	崔夏宇，一位中国公民，其身份证号码：[*]；

Xiayu Cui, a PRC citizen with Identification No.: [*];

(6)	崔春晓，一位中国公民，其身份证号码：[*]；

Chunxiao Cui, a PRC citizen with Identification No.: [*];

(7)	黄裕，一位中国公民，其身份证号码：[*]；

Yu Huang, a PRC citizen with Identification No.: [*];

(8)	林阿真，一位中国公民，其身份证号码：[*]；

Azhen Lin, a PRC citizen with Identification No.: [*];

独家购买权协议
Exclusive Option Agreement

(9)	陈武杨，一位中国公民，其身份证号码：[*](黄卓勤、林伟毅、张荣娣、崔夏宇、崔春晓、黄裕、林阿真、陈武杨合称为“股东”)；

Wuyang Chen, a PRC citizen with Identification No.: [*] (Zhuoqin Huang, Weiyi Lin, Rongdi Zhang, Xiayu Cui, Chunxiao Cui, Yu Huang, Azhen Lin together with Wuyang Chen, the “Shareholders”);

(10)	厦门普普文化股份有限公司，一家依据中国法律设立并存续的公司，注册地址为厦门市湖里区穆厝路5号836单元(“目标公司”)。

Xiamen Pop Culture Co., Ltd., a company organized and existing under the laws of the PRC, with its legal address at Unit 836, No.5 Mucuo Road, Huli District, Xiamen (“Target Company”).

在本协议中，股份购买权人、股东和目标公司各称为“一方”，合称为“各方”。

In this Agreement, the Optionee, the Shareholders and the Target Company are herein referred to individually as a “Party” and collectively as the “Parties”.

鉴于：

Whereas:

1.	黄卓勤、林伟毅、张荣娣、崔夏宇、崔春晓、黄裕、林阿真、陈武杨系目标公司股东，分别持有目标公司的59.5527%、10.0198%、9.0995%、6.1049%、6.1049%、2.4233%、0.1212%和0.1212%的股份,八人合计持有目标公司93.5475%的股份(“股份”)；

Zhuoqin Huang, Weiyi Lin, Rongdi Zhang, Xiayu Cui, Chunxiao Cui, Yu Huang, Azhen Lin together with Wuyang Chen are the Shareholders of Target Company and hold 59.5527%, 10.0198%, 9.0995%, 6.1049%, 6.1049%, 2.4233%, 0.1212 % and 0.1212% of the shares in Target Company respectively; the Shareholders hold 93.5475% of the shares in Target Company (the “Shares”);

2.	股东同意通过本协议不可撤销地授予股份购买权人一项独家购买权，股份购买权人同意接受该独家购买权用以购买股东在目标公司所持有的全部或部分股份。

The Shareholders agree to irrevocably grant the Optionee an exclusive option right through this Agreement, and the Optionee agrees to accept such exclusive option right to purchase all or any Shares held by a Shareholder in Target Company.

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Exclusive Option Agreement

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股份买卖

Sale and Purchase of Shares

1.1	授予权利

Option Granted

1.1.1	股东同意在此不可撤销且无条件地授予股份购买权人一项不可撤销的专有购买权，股份购买权人以该等购买权在中国法律允许的前提下，按照股份购买权人自行决定的行使步骤，并按照本协议第1.2 条所述的价格，随时一次或多次从股东购买,或指定一人或多人(“被指定人”)从股东处购买其现在和将来所持有的目标公司的全部和/或部分股份(无论股东持有的股份数额或持股比例将来是否发生变化)(“股份购买权”)。

The Shareholders hereby irrevocably and unconditionally grant the Optionee an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase their Shares in Target Company now or then held by the Shareholders (regardless whether the Shareholders’ number of shares held and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at the Optionee 's sole and absolute discretion to the extent permitted by PRC laws and regulations, and at the price described in Section 1.2 herein (such right being the “Option”).

1.1.2	除股份购买权人和被指定人外，任何第三人均不得享有股份购买权或其他与股东股权有关的权利。目标公司特此同意股东向股份购买权人授予股份购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或任何其他经济组织。

Except for the Optionee and the Designee(s), no other person shall be entitled to the Option or other rights with respect to the Shares of the Shareholders. Target Company hereby agrees to the grant by the Shareholders of the Option to the Optionee. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2	行使股份购买权

Exercise of Option

1.2.1	股份购买权人行使其股份购买权以符合中国法律和法规的规定为前提。股份购买权人行使股份购买权时，应向股东发出书面通知(“股份购买通知”)，股份购买通知应载明以下事项：(a) 股份购买权人关于行使股份购买权的决定；(b) 股份购买权人拟从股东购买的股份份额(“被购买的股份” )；和(c)被购买的股份的买入日期。

Subject to the provisions of the PRC laws and regulations, the Optionee may exercise the Option by issuing a written notice to a Shareholder (the “Option Notice”), specifying: (a) the Optionee’s decision to exercise the Option; (b) the portion of the shares to be purchased from a Shareholder (the “Optioned Shares”); and (c) the date for purchasing the Optioned Shares.

1.2.2	被购买股份的买价(“基准买价”)应为人民币 10 元或中国法律下允许的最低价格，如该最低价格高于人民币10元。如果股份购买权人在行权时中国法律要求评估股份，各方通过诚信原则另行商定，并在评估基础上对该股份买价进行必要调整，以符合当时适用之任何中国法律之要求(统称“股份买价”)。

The purchase price of the Optioned Shares (the "Base Price") shall be RMB10, or the minimum price then permitted by the PRC laws and regulations if such lowest price is higher than RMB10. If appraisal is required by the PRC laws and regulations at the time when the Optionee exercises the Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Shares Purchase Price so that it complies with any and all then applicable PRC laws and regulations (collectively, the " Shares Purchase Price ").

1.2.3	股东同意，在收到股份购买权人支付的股份买价后，将该等股份买价还给股份购买权人的海外母公司普普文化集团有限公司(“股份购买权人母公司”)。

Shareholders agree, upon receiving the Shares Purchase Price, to return the Shares Purchase Price to the Optionee’s offshore parent company Pop Culture Group Co., Ltd (“the Optionee’s Parent Company”).

1.3	转让被购买股份

Transfer of Optioned Shares

股份购买权人每次行使股份购买权时：

For each exercise of the Option:

1.3.1	股东应责成目标公司及时召开股东大会会议，在该会议上，应通过批准股东向股份购买权人和/或被指定人转让被购买的股份的决议；

A Shareholder shall cause Target Company to promptly convene a shareholders meeting, at which a resolution shall be adopted approving the Shareholder’s transfer of the Optioned Shares to the Optionee and/or the Designee(s);

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1.3.2	股东应就其向股份购买权人和/或被指定人转让被购买的股份取得目标公司其他股东同意该转让并放弃优先购买权的书面声明(如适用);

A Shareholder shall obtain written statements from the other shareholder of Target Company giving consent to the transfer of the Shares to the Optionee and/or the Designee(s) and waiving any right of first refusal related thereto (as appropriate);

1.3.3	股东应与股份购买权人和/或(在适用的情况下)被指定人按照本协议及股份购买通知的规定，为每次转让签订股份转让合同；

A Shareholder shall execute a share transfer contract with respect to each transfer with the Optionee and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Option Notice regarding the Optioned Shares;

1.3.4	有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买的股份的有效所有权转移给股份购买权人和/或被指定人并使股份购买权人和/或被指定人成为被购买的股份的登记在册所有人;

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Shares to the Optionee and/or the Designee(s), unencumbered by any security interests, and cause the Optionee and/or the Designee(s) to become the registered owner(s) of the Optioned Shares;

1.3.5	为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本协议、股东的股份质押协议项下产生的任何担保权益。本款及本协议所规定的“股东股份质押协议”指股份购买权人、股东和目标公司于本协议签署之日签订的《股份质押协议》(附件1)。根据《股份质押协议》，股东为担保目标公司能履行目标公司与股份购买权人签订的《独家服务协议》(附件2)项下的义务，而向股份购买权人质押其在目标公司的全部股东股份。

For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and a Shareholders’ Share Pledge Agreement. “Shareholders’ Share Pledge Agreement” as used in this Section and this Agreement shall refer to the Share Pledge Agreement (Attachment 1) executed by and among the Optionee, Shareholders, and Target Company on the date of this Agreement, whereby the Shareholders pledge all of their shares in Target Company to the Optionee, in order to guarantee Target Company's performance of its obligations under the Exclusive Services Agreement executed by and between Target Company and the Optionee (Attachment 2).

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2.	承诺

Covenants

2.1	有关目标公司的承诺

Covenants regarding Target Company

目标公司在此承诺：

Target Company hereby covenant as follows:

2.1.1	未经股份购买权人或股份购买权人母公司的事先书面同意，不以任何形式补充、更改或修改目标公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of the Optionee or the Optionee’ s Parent Company, it shall not in any manner supplement, change or amend the articles of association and bylaws of Target Company, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理事务；

It shall maintain Target Company's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3	未经股份购买权人或股份购买权人母公司的事先书面同意，不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置目标公司的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, it shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Target Company or legal or beneficial interest in the business or revenues of Target Company, or allow the encumbrance thereon of any security interest;

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2.1.4	未经股份购买权人或股份购买权人母公司的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向股份购买权人披露和得到股份购买权人书面同意的债务除外；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, it shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to the Optionee for which the Optionee’s written consent has been obtained;

2.1.5	一直在正常业务过程中经营所有业务，以保持目标公司的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

It shall always operate all of Target Company’s businesses during the ordinary course of business to maintain the asset value of Target Company and refrain from any action/omission that may affect Target Company's operating status and asset value;

2.1.6	未经股份购买权人或股份购买权人母公司的事先书面同意，不得让目标公司签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的价值超过人民币100万元，即被视为重大合同)；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, it shall not cause Target Company to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB One million shall be deemed a major contract);

2.1.7	未经股份购买权人或股份购买权人母公司的事先书面同意，目标公司不得向任何人提供贷款或信贷；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, it shall not cause Target Company to provide any person with any loan or credit;

2.1.8	应股份购买权人要求，向其提供所有关于目标公司的营运和财务状况的资料；

It shall provide the Optionee with information on Target Company's business operations and financial condition at the Optionee’s request;

2.1.9	如股份购买权人提出要求，目标公司应从股份购买权人接受的保险公司处购买和持有的有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by the Optionee, it shall procure and maintain insurance in respect of Target Company's assets and business from an insurance carrier acceptable to the Optionee, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	未经股份购买权人或股份购买权人母公司的事先书面同意，目标公司不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, it shall not cause or permit Target Company to merge, consolidate with, acquire or invest in any person;

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2.1.11	将发生的或可能发生的与目标公司资产、业务或收入有关的诉讼、仲裁或行政程序立即通知股份购买权人；

It shall immediately notify the Optionee of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Target Company's assets, business or revenue;

2.1.12	为保持目标公司对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Target Company of all of its assets, it shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13	未经股份购买权人或股份购买权人母公司的事先书面同意，不得以任何形式派发股息予各股东，但一经股份购买权人要求，目标公司应立即将其所有可分配利润全部立即分配给其各股东；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, it shall ensure that Target Company shall not in any manner distribute dividends to its shareholders, provided that upon the Optionee’s written request, Target Company shall immediately distribute all distributable profits to its Shareholders;

2.1.14	根据股份购买权人的要求，委任由其指定的任何人士出任目标公司的董事和/或执行董事；及

At the request of the Optionee, it shall appoint any persons designated by the Optionee as the director and/or executive director of Target Company; and

2.1.15	除中国法律另有规定，未经股份购买权人书面同意，目标公司不得进行解散或清算。

Unless otherwise required by PRC law, Target Company shall not be dissolved or liquated without prior written consent by the Optionee.

2.2	股东的承诺

Covenants of the Shareholders

股东承诺：

Shareholders hereby covenant as follows:

2.2.1	未经股份购买权人或股份购买权人母公司的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的目标公司的股份的合法或受益权益，或允许在其上设置任何其他担保权益，但根据股东的《股份质押协议》(附件1)在该股份上设置的质押则除外；

Without the prior written consent of the Optionee or the Optionee’s Parent Company, they shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the shares in Target Company held by the Shareholders, or allow the encumbrance thereon of any security interest, except for the pledge placed on these shares in accordance with the Shareholders’ Share Pledge Agreement (Attachment 1);

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2.2.2	促使目标公司股东会和/或董事会和/或执行董事不批准在未经股份购买权人的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何股东持有之目标公司的股份的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据股东与股份购买权人及目标公司签署的《股份质押协议》(附件1)在股东股份上设置的质押则除外；

The Shareholders shall cause the shareholders' meeting and/or the board of directors and/or executive director of Target Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the shares in Target Company held by a Shareholder, or allow the encumbrance thereon of any security interest, without the prior written consent of the Optionee, except for the pledge placed on these shares in accordance with the Shareholders’ Share Pledge Agreement (Attachment 1) entered into with the Optionee and Target Company;

2.2.3	未经股份购买权人或股份购买权人母公司的事先书面同意的情况下，对于目标公司与任何人合并或联合，或对任何人进行收购或投资，股东将促成目标公司股东会和/或董事会和/或执行董事不予批准；

The Shareholders shall cause the shareholders' meeting or the board of directors and/or executive director of Target Company not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of the Optionee or the Optionee’s Parent Company;

2.2.4	将发生的或可能发生的任何关于其所拥有的股份的诉讼、仲裁 或行政程序立即通知股份购买权人；

The Shareholders shall immediately notify the Optionee of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the shares in Target Company held by a Shareholder;

2.2.5	促使目标公司股东大会和/或董事会和/或执行董事表决赞成本协议规定的被购买的股份的转让并应股份购买权人之要求采取其他任何行动；

They shall cause the shareholders' meeting or the board of directors and/or executive director of Target Company to vote their approval of the transfer of the Optioned Shares as set forth in this Agreement and to take any and all other actions that may be requested by the Optionee;

2.2.6	为保持其对股份的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain the Shareholders’ ownership in Target Company, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7	应股份购买权人的要求，委任由其指定的任何人士出任目标公司的董事和/或执行董事；

They shall appoint any designee of the Optionee as the director and/or executive director of Target Company, at the request of the Optionee;

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2.2.8	经股份购买权人随时要求，应向其指定的代表在任何时间无条件地根据本协议的股份购买权立即转让其股份，并放弃其对另一现有股东进行上述股份转让所享有的优先购买权(如有的话)；

At the request of the Optionee at any time, a Shareholder shall promptly and unconditionally transfer its shares in Target Company to the Optionee’s Designee(s) in accordance with the Option under this Agreement, and the Shareholder hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Target Company (if any);

2.2.9	股东向股份购买权人转让其持有目标公司所有股份后，当目标公司由股份有限公司变更为有限责任公司时，股东应协助目标公司完成上述变更法律法规要求的全部文件(以相关政府部门要求的文件清单为准)及相关流程办理。就前述变更事宜，股东均应提供必要的协助，并且不得阻挠或消极对待上述事宜的办理及完成。

Upon transfer of the Shares held by the Shareholders to the Optionee, in case of Target Company changing from company limited by shares to limited liability company, Shareholders shall assist Target Company to prepare all application documents as required by laws and regulations in connection with the aforementioned change (subject to the application documents list required by relevant government authorities) and relevant procedures. In respect of the matters in connection with the aforesaid changes, Shareholders shall render the necessary assistance and shall not hinder or treat negatively the processing and completion of the abovementioned matters.

2.2.10	在适用的中国法律所允许的范围内，股东应及时将其获得的利润、权益、股息或清算所得捐赠给股份购买权人或股份购买权人指定的其他方; 和

Shareholders shall promptly donate any profits, interests, dividends, or proceeds of liquidation to the Optionee or any other person designated by the Optionee to the extent permitted under the applicable PRC laws; and

2.2.11	严格遵守本协议及股东、目标公司与股份购买权人共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果股东对于本合同项下或股东的《股份质押协议》(附件1)下或对股份购买权人的《授权委托书》(附件3至附件10)中的股份，还留存有任何权利，除非股份购买权人书面指示，否则股东仍不得行使该权利。

The Shareholders shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among the Shareholders, Target Company and the Optionee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that a Shareholder has any remaining rights with respect to the shares subject to this Agreement hereunder or under the Shareholders’ Share Pledge Agreement (Attachment 1) or under the Power of Attorney granted in favor of Party A (Attachment 3 to Attachment 10), the Shareholder shall not exercise such rights except in accordance with the written instructions of the Optionee.

3.	陈述与保证

Representations and Warranties

股东和目标公司特此在本协议签署之日和每一个转让日向股份购买权人共同及分别陈述和保证如下：

The Shareholders and Target Company hereby represent and warrant to the Optionee, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Shares, that:

3.1	其具有签订和交付本协议和其为一方的、根据本协议为每一次转让被购买的股份而签订的任何股份转让合同(各称为“转让合同”)，并履行其在本协议和任何转让合同项下的义务的权力和能力。股东和目标公司同意在股份购买权人行使购买权时，他们将签署与本协议条款一致的转让合同。本协议和股东和目标公司是一方的各转让合同一旦签署后，构成或将对股东和目标公司构成合法、有效及具有约束力的义务并可按照其条款对股东和/或目标公司强制执行；

They have the power, capacity, and authority to execute and deliver this Agreement and any share transfer contracts to which they are a Party concerning the Optioned Shares to be transferred thereunder (each, a “Transfer Agreement”), and to perform their obligations under this Agreement and any Transfer Agreement. The Shareholders and Target Company agree to enter into Transfer Agreement consistent with the terms of this Agreement upon the Optionee’s exercise of the Option. This Agreement and the Transfer Agreement to which a Shareholder and Target Company are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2	无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律； (ii)与目标公司章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Agreement and the obligations under this Agreement or any Transfer Agreement shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Target Company; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

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3.3	股东对其在目标公司拥有的股份拥有良好和可出售的所有权，除股东与股份购买权人及目标公司签署的《股份质押协议》(附件1)外，股东在上述股份上没有设置任何担保权益；

A Shareholder has a good and merchantable title to the shares in Target Company he or she holds. Except for the Shareholders’ Share Pledge Agreement (Attachment 1) entered into with the Optionee and Target Company, the Shareholder has not placed any security interest on such shares;

3.4	目标公司对所有资产拥有良好和可出售的所有权，目标公司在上述资产上没有设置任何担保权益；

Target Company has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5	目标公司没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向股份购买权人披露及经股份购买权人书面同意债务除外；

Target Company does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to the Optionee for which the Optionee’s written consent has been obtained;

3.6	目标公司遵守适用于资产的收购的所有法律和法规；和

Target Company has complied with all the PRC laws and regulations applicable to asset acquisitions; and

3.7	目前没有悬而未决的或构成威胁的与股份、目标公司资产有关的或与目标公司有关的诉讼、仲裁或行政程序。

There is no pending or threatened litigation, arbitration or administrative proceedings relating to the shares in Target Company, assets of Target Company or Target Company.

4.	协议生效及终止

Effectiveness and Termination of This Agreement

4.1	本协议于各方或其法定代表人签署本协议之日生效。

This Agreement shall become effective upon the date hereof, after being executed or sealed by the Parties or executed by their legal representatives.

4.2	本协议应在股东所拥有的全部目标公司股份和／或目标公司的所有资产均已根据本协议合法转让至股份购买权人或其指定人之时终止。尽管如此，在任何情况下，股份购买权人有权提前三十(30)天向股东及目标公司书面通知终止本协议，而股份购买权人不应就其单方面终止本协议而负违约责任。

This Agreement shall be terminated after all the shares in Target Company held by the Shareholders and/or all the assets of Target Company have been legally transferred to the Optionee and/or its designee in accordance with this Agreement. Notwithstanding the above provision, the Optionee shall in any event be entitled to terminate this Agreement by prior written notice to the Shareholders and Target Company thirty (30) days in advance, and the Optionee shall not be held liable for default in respect of the unilateral termination of this Agreement.

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5.	适用法律及争议解决

Governing Law and Resolution of Disputes

5.1	适用法律

Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的法律没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2	争议的解决方法

Dispute Resolution

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给位于厦门的厦门仲裁委员会，由该中心按照其届时有效的仲裁规则仲裁解决。仲裁应在中国厦门进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Xiamen Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Xiamen, China, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.	税费

Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the PRC laws and regulations in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

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7.	通知

Notice

7.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日(应 以自动生成的传送确认信息为证)。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

股份购买权人：	合利恒文化有限公司
地址：	中国(福建)自由贸易试验区厦门片区象屿路93号厦门国际航运中心C栋4层431单元B之五
联系人：	黄卓勤
电话：	[*]
Optionee：	Heliheng Culture Co., Ltd.
Address:	Room 5, 431B, Building C, Xiamen International Shipping Center, No.93 Xiangyu Road, China (Fujian) Pilot Free Trade Zone, Xiamen
Attn:	Zhuoqin Huang
Phone:	[*]

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股东：	黄卓勤
地址：
电话：	[*]
Shareholder：	Zhuoqin Huang
Address:
Phone:	[*]

股东：	林伟毅
地址：
电话：	[*]
Shareholder：	Weiyi Lin
Address:
Phone:	[*]

股东：	张荣娣
地址：
电话：	[*]
Shareholder：	Rongdi Zhang
Address:
Phone:	[*]

股东：	崔夏宇
地址：
电话：	[*]
Shareholder：	Xiayu Cui
Address:
Phone:	[*]

股东：	崔春晓
地址：
电话：	[*]
Shareholder：	Chunxiao Cui
Address:
Phone:	[*]

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股东：	黄裕
地址：
电话：	[*]
Shareholder：	Yu Huang
Address:
Phone:	[*]

股东：	林阿真
地址：
电话：	[*]
Shareholder：	Azhen Lin
Address:
Phone:	[*]

股东：	陈武杨
地址：
电话：	[*]
Shareholder：	Wuyang Chen
Address:
Phone:	[*]

目标公司：	厦门普普文化股份有限公司
地址：	厦门市湖里区穆厝路5号836单元
联系人：	黄卓勤
电话：	[*]
Target Company：	Xiamen Pop Culture Co., Ltd.
Address:	Unit 836, No.5 Mucuo Road, Huli District, Xiamen
Attn:	Zhuoqin Huang
Phone:	[*]

7.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.	保密责任

Confidentiality

各方承认及确定彼此就有关本协议而交换的任何口头或书面资料均属机密资料。各方应当对所有该等资料予以保密，而在未得其他方书面同意前，不得向任何第三者披露任何有关资料，惟下列情况除外：(a)公众人士知悉或将会知悉该等资料(并非由接受资料之一方擅自向公众披露)；(b)适用法律法规或股票交易的规则或规例所需披露之资料；或(c)由任何一方就本协议所述交易而需向其法律或财务顾问披露之资料而该法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9.	进一步保证

Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	违约

Breach of Agreement

10.1	如股东和目标公司实施了实质性违反本协议任一条款的行为，股份购买权人有权终止本协议和/或要求股东或目标公司赔偿所有的损失；本条的规定不影响股份购买权人根据本协议享有的其他权利。

If a Shareholders or Target Company conducts any material breach of any term of this Agreement, the Optionee shall have right to terminate this Agreement and/or require Shareholders or Target Company to compensate all damages; this Section 10 shall not prejudice any other rights of the Optionee herein;

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10.2	除适用的法律另有规定，股东或目标公司在任何情况下都无权终止本协议。

Shareholders or Target Company shall not have any right to terminate this Agreement in any event unless otherwise required by the applicable laws.

11.	其他

Miscellaneous

11.1	修订、修改与补充

Amendment, change and supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2	完整合同

Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方达成的完整合同，取代在此之前 就本协议标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	语言

Language

本协议以中文和英文书就，一式拾份，各方各持壹份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in ten (10) copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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11.5	可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6	继任者

Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

11.7	继续有效

Survival

11.7.1	合同期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2	本协议第 5、8、10 条和本第 11.7 条的规定在本协议终止后继续有效。

The provisions of Sections 5, 8, 10 and this Section 11.7 shall survive the termination of this Agreement.

11.8	弃权

Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

[以下无正文]

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

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有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本《独家购买权协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Exclusive Option Agreement as of the date first above written.

股份购买权人：合利恒文化有限公司(盖章)

Optionee: Heliheng Culture Co., Ltd. (Seal)

签署：黄卓勤

By：	/s/Zhuoqin Huang

职位：法定代表人

Title: Legal Representative

股东：黄卓勤

Shareholder: Zhuoxin Huang

签署：黄卓勤

By：	/s/Zhuoqin Huang

股东：林伟毅

Shareholder: Weiyi Lin

签署：林伟毅

By：	/s/Weiyi Lin

股东：张荣娣

Shareholder: Rongdi Zhang

签署：张荣娣

By：	/s/Rongdi Zhang

股东：崔夏宇

Shareholder: Xiayu Cui

签署：崔夏宇

By：	/s/Xiayu Cui

股东：崔春晓

Shareholder: Chunxiao Cui

签署：崔春晓

By：	/s/Chunxiao Cui

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独家购买权协议
Exclusive Option Agreement

股东：黄裕

Shareholder: Yu Huang

签署：黄裕

By：	/s/Yu Huang

股东：林阿真

Shareholder: Azhen Lin

签署：林阿真

By：	/s/Azhen Lin

股东：陈武杨

Shareholder: Wuyang Chen

签署：陈武杨

By：	/s/Wuyang Chen

目标公司：厦门普普文化股份有限公司(盖章)

Target Company: Xiamen Pop Culture Co., Ltd. (Seal)

签署：黄卓勤

By：	/s/Zhuoqin Huang

职位：法定代表人

Title: Legal Representative

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独家购买权协议
Exclusive Option Agreement

附件

Attachments

1.	合利恒文化有限公司、黄卓勤、林伟毅、张荣娣、崔夏宇、崔春晓、黄裕、林阿真、陈武杨与厦门普普文化股份有限公司于2020年3月30日签署的《股份质押协议》

The Share Pledge Agreement entered into among Heliheng Culture Co., Ltd., Zhuoqin Huang, Weiyi Lin, Rongdi Zhang, Xiayu Cui, Chunxiao Cui, Yu Huang, Azhen Lin, Wuyang Chen, and Xiamen Pop Culture Co., Ltd. on March 30, 2020

2.	合利恒文化有限公司与厦门普普文化股份有限公司于2020年3月30日签署的《独家服务协议》

The Exclusive Services Agreement entered into between Heliheng Culture Co., Ltd. and Xiamen Pop Culture Co., Ltd. on March 30, 2020

3.	黄卓勤于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Zhuoqin Huang on March 30, 2020

4.	林伟毅于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Weiyi Lin on March 30, 2020

5.	张荣娣于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Rongdi Zhang on March 30, 2020

6.	崔夏宇于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Xiayu Cui on March 30, 2020

7.	崔春晓于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Chunxiao Cui on March 30, 2020

8.	黄裕于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Yu Huang on March 30, 2020

9.	林阿真于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Azhen Lin on March 30, 2020

10.	陈武杨于2020年3月30日签署的《授权委托书》

The Power of Attorney executed by Wuyang Chen on March 30, 2020

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